SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): November 6, 2008
LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	001-32373 (Commission File Number)	27-0099920 (IRS Employer Identification No.)

3355 LAS VEGAS BOULEVARD SOUTH LAS VEGAS, NEVADA (Address of principal executive offices)	89109 (Zip Code)
Registrant’s telephone number, including area code: (702) 414-1000
NOT APPLICABLE
(Former name or former address, if changed since last report)
     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐     Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     Las Vegas Sands Corp. (the “Company”) is herein providing updated audited consolidated financial statements for the three years ended December 31, 2007.
     The Company contracted to sell The Shoppes at The Palazzo to General Growth Partners (“GGP”) pursuant to a purchase and sale agreement dated as of April 12, 2004, as amended. On February 29, 2008, all of the capital stock of Phase II Mall Subsidiary, LLC, the owner of The Shoppes at The Palazzo, was sold to GGP and in connection therewith, it was released as a guarantor under the 6.375% Senior Notes (and was also released as a guarantor under the Company’s domestic subsidiaries’ credit facilities). As a result of the sale, there has been a change in the group of subsidiaries that are the Guarantor Subsidiaries as previously presented. The historical financial information included in “Note 16 — Condensed Consolidating Financial Information” has been revised and updated from its original presentation in the Company’s Form 10-K filed on February 29, 2008, to reflect the change in Guarantor Subsidiaries.
     During the quarter ended March 31, 2008, the Company changed its reportable segments. The Venetian Las Vegas and The Palazzo operating segments are managed as a single integrated resort and have been aggregated as one reportable segment, the Las Vegas Operating Properties, considering their similar economic characteristics, types of customers, types of service and products, the regulatory business environment of the operations within each segment and the Company’s organizational and management reporting structure. The historical financial information included in “Note 15 — Segment Information” has been revised and updated from its original presentation in the Company’s Form 10-K filed on February 29, 2008, to reflect the change in reportable segments during the quarter ended March 31, 2008.
     No other changes or modifications have been made to these financial statements, with the exception of recent events related to the action filed against the Company by Richard Suen and Round Square Company Limited, which have been included in “Note 18 — Subsequent Event (unaudited),” and with respect to recent events related to the Company’s financing plans, results of operations, development projects, debt covenant compliance and the Company’s assessment about its ability to continue as a going concern if the Company’s funding needs are not addressed, which have been included in “Note 1 — Organization and Business of Company — Development Financing Strategy Update and Going Concern.”
     With respect to recent events related to the Company’s financing plans, results of operations, development projects and debt covenant compliance, the information previously included in “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Development Financing Strategy” has been updated from its original presentation in the Company’s Form 10-Q filed on August 11, 2008.

Item 9.01 Financial Statements and Exhibits.
(a) Not applicable
(b) Not applicable
(c) Exhibits

23.1 Consent of PricewaterhouseCoopers LLP

99.1 Financial Statements of Las Vegas Sands Corp.

Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2007 and 2006
Consolidated Statements of Operations for each of the three years in the period ended December 31, 2007
Consolidated Statements of Stockholders’ Equity and Comprehensive Income for each of the three years in the period ended December 31, 2007
Consolidated Statements of Cash Flows for each of the three years in the period ended December 31, 2007
Notes to Consolidated Financial Statements

99.2 Update to Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Three and Six Months Ended June 30, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: November 6, 2008

LAS VEGAS SANDS CORP.
By:	/s/ Michael Quartieri
	Name:	Michael Quartieri
	Title:	Corporate Controller (Principal Financial Officer)